Bracketed information omitted and filed separately with the Securities and
                              Exchange Commission
Confidential Treatment Requested Under 17 C.F.R. Sections 200.80 (b)(4), 200.83
                                 and 240.24b-2

                                                                    EXHIBIT 10.5

                               CORNING BIO INC.

                       MANUFACTURING SERVICES AGREEMENT

          This manufacturing services agreement dated this 17th of September, 1996 (the "Agreement") between Sensus Corporation, a Delaware corporation ("Sponsor") having its principal place of business at 98 San Jacinto Boulevard. Suite 430, Austin, TX 78701 and Corning Bio Inc., a Delaware Corporation ("CBI"), having its principal place of business at 6051 George Watts Hill, Research Triangle Park, NC, 27709.

WITNESSETH
WHEREAS, CBI provides a full range of bioprocessing services to the biopharmaceutical industry, including process development, fermentation, cell culture, separation/purification, bioanalytical chemistry, quality control, quality assurance, fill/finish, and regulatory affairs.

WHEREAS, sponsor desires CBI to perform services in accordance with the terms of this Agreement and the Scope of work (as hereinafter defined) related to the development of a process for production and the production of the material known as Somavert/TM/ (the "Product" and also referred to as rh Growth Hormone Antagonist) and CBI desires to perform such services.

NOW, THEREFORE, in consideration of the above statements and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.
SCOPE OF WORK
a) Upon CBI's written acceptance of a detailed scope of work document ("Scope") to be provided by Sponsor or prepared by CBI under Sponsor's direction and approved by Sponsor, CBI will perform the service or services ("Program") for Sponsor in accordance with the Scope. The Scope will specify the program design, information desired, estimated duration of the Program, and all other matters pertinent to completion of the Program, and will be deemed a part of this Agreement and is attached hereto as Attachment A and is incorporated herein by reference.

b) CBI will, at Sponsor's request, consult with Sponsor in developing the Program design in a manner consistent with current regulatory guidelines. However, CBI does not warrant that the Program and/or the Program results will satisfy the requirements of any regulatory agencies at the time of submission of Program results to such agencies.

                                       1.

Section 2.
PROGRAM PERFORMANCE
CBI shall use its best efforts to provide facilities, supplies, and staff necessary to complete the Program as provided in the Scope, as it may be modified as provided herein, and in accordance with the terms of this Agreement. In the event of any conflict, the terms of this Agreement shall control.

Section 3
PROGRAM MATERIALS
a) Sponsor will provide CBI with sufficient amounts of all raw materials, or other substances with which to perform the Program (the "Materials"), as well as all documentation and such other data as may be necessary, to apprise CBI of the stability of the Materials, process characteristics, proper storage, manufacturing and safety requirements. Sponsor will also provide CBI with all necessary information to effect the reliable transfer of the process from the Sponsor to CBI.

b) Upon completion of the Program, any remaining samples of the Materials or other substances provided to CBI will be returned to Sponsor or retained by CBI in compliance with regulatory requirements. CBI will appoint a CBI representative (the "Program Director") to be responsible for the completion of the Program by CBI. The Program Director will coordinate performance of the Program with a representative designated by Sponsor (the "Sponsor Representative"), which representative shall have responsibility over all matters relating to performance of the Program on behalf of Sponsor. Unless otherwise agreed in the Scope, all communications between CBI and the Sponsor regarding the conduct of the Program pursuant to the Scope shall be addressed to or routed through the Program Director and Sponsor Representative, directly. CBI may, under notification and approval by the Sponsor, substitute the Program Director during the course of the program.

Section 4.
COMPLIANCE WITH GOVERNMENT REGULATIONS
a) CBI will perform the Program in accordance with the Scope and in accordance with the current state of the Food and Drug Administration's Good Manufacturing Practices. Subject to paragraph b. of Section 4 below, CBI will also comply in all material respects with all applicable government regulatory requirements concerning current Good Manufacturing Practices appropriate to the Program.

b) Should such government regulatory requirements be changed, CBI will make every reasonable effort to satisfy the new requirements. In the event that

                                       2.

    compliance with such new regulatory requirements necessitates a change in the Scope for the Program, CBI will submit to Sponsor a revised technical and cost proposal for Sponsor's acceptance prior to making any changes in the Scope or the Program.

c) In the event of a conflict in government regulations, Sponsor will designate, in writing, which regulations shall be followed by CBI in its performance of the Program.

Section 5.
FACILITY VISITS
a) Sponsor's representatives may visit CBI's facility at reasonable times and with reasonable frequency during normal operation of the Program to observe the progress of the Program. CBI will assist Sponsor in scheduling such visits which will be in compliance with CBI's internal policies and standard operating procedures covering such activities.

Section 6.
COMPENSATION
Estimates for manpower, facility utilization and level of effort for the Program are outlined in the Scope. Sponsor shall pay CBI the initial payment and will be invoiced monthly for work performed under the Scope in accordance with the Payment Schedule attached hereto as Attachment B and in accordance with the hourly personnel and weekly facility billing rates listed below:

                            Personnel Hourly Rates
                            ----------------------

                                     1996   1997
                                     -----  -----
    Vice President                   $ [*]  $ [*]
    Process Development Scientist      [*]    [*]
    Manager/Engineer                   [*]    [*]
    Supervisor                         [*]    [*]
    QA Professional                    [*]    [*]
    Operator                           [*]    [*]
    QA Technician                      [*]    [*]
    Clerical                           [*]    [*]

                             Facility Weekly Rates
                             ---------------------

                                      1996   1997
                                      -----  -----
Process Development Area*             $[*]   $[*]
Fermentation Area, Main Plant         $[*]   $[*]

*Assumes using approx. one-fourth of the total process development facility.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       3.

b) Payment for laboratory consumables and other materials used in and for the Program will be in accordance with the terms and conditions of this paragraph (b). General laboratory consumables will be billed as used and an estimate of consumable costs for the program is attached hereto as Attachment C.

    Both parties recognize that CBI will be starting-up a new laboratory to perform the Program. The consumable fee is meant to cover items actually used in the performance of the Program. The Sponsor will not be responsible for stocking general lab supplies as part of the laboratory start-up.

    The consumables billing and usage will be reviewed quarterly with the Sponsor.

    'Capital' purchases greater than $[*] that are required for performing the Program will be approved by the Sponsor prior to purchase. Such purchases will be invoiced to the Sponsor as part of the normal monthly invoice and contain a [*] handling fee.

c) Payment is due 30 days after Sponsor's receipt of the invoice. Late payments are subject to an interest charge of one and one-half percent (1 1/2%) per month. Any payments that are greater than 90 days past due constitute a breach of this Agreement. See Section 13 for procedure for resolution of payment dispute.

Section 7.
CONFIDENTIAL INFORMATION/LEGAL PROCEEDINGS
a) CBI will not disclose, without Sponsor's written permission, any information pertaining to Sponsor's Program unless such disclosure: 1) is to an affiliate of CBI who is under a similar obligation to keep such information confidential; 2) is or becomes publicly available through no fault of CBI;
    3) is disclosed by a third party entitled to disclose it; 4) is already known to CBI as shown by its prior written records; or 5) is required by any law, rule, regulation, order decision, decree, subpoena or other legal process to be disclosed. If such disclosure is requested by legal process, CBI will make all reasonable efforts to notify Sponsor of this request promptly prior to any disclosure to permit Sponsor to oppose such disclosure by appropriate legal action.

b) If CBI shall be obliged to provide testimony or records regarding any Sponsor Program in any legal or administrative proceeding, then Sponsor shall reimburse CBI its out-of-pocket costs therefore plus an hourly fee for its employees or representatives equal to the internal fully burdened costs to CBI of such employee or representative.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       4.

Section 8
WORK PRODUCT
a) All work outputs (e.g. reports) will be prepared on CBI's standard format unless otherwise specified in the Scope.

b) Sponsor will have title to all raw data, documentation, records, protocols, specimens and other reports generated as a result of the Program. All such written materials will be archived by CBI for a period of five (5) years following completion of the Program unless otherwise defined by the Program or required by applicable laws or regulations. Five (5) years after completion of the Program, all of the aforementioned written materials will be sent to the Sponsor and a return fee will be charged. The Sponsor may elect to have the materials retained in the CBI Archives for an additional period of time at additional costs. If the Sponsor chooses to have CBI dispose of the materials, a disposal fee will be charged. CBI will continue to retain such documentation and materials as required by regulations and as may be required by law, pertaining to such activities as well as for archival purposes.

Section 9
INVENTIONS AND PATENTS
At Sponsor's request, CBI will assign to Sponsor any patentable product improvement invention discovered by CBI employees exclusively as a result of performing the Program under this Agreement; provided Sponsor requests such
                                             --------
assignment, in writing, within one year of notification of such invention; provided further that CBI shall retain all fights to any inventions relating to
----------------
manufacturing methods and processes discovered in connection with the Program (Process Inventions). For Process Inventions, CBI will grant to Sponsor a royalty-free license under terms mutually agreeable to the parties for the field of use required for Sponsor to commercialize the Product developed or produced under this Agreement, and for so long as CBI is producing [*] of the Sponsor's annual requirement for Product, CBI shall not license the Process Invention to any entity other than Sponsor. If Sponsor requests and at Sponsor's expense, CBI will execute any and all applications, assignments or other instruments and give testimony which shall be necessary to apply for and obtain Letters of Patent of the US or of any foreign country and Sponsor shall compensate CBI for the time devoted to such activities and reimburse it for expenses incurred.

Section 10.
INDEPENDENT CONTRACTOR
CBI shall perform the Program as an independent contractor of Sponsor and shall have complete and exclusive control over its facilities, equipment, employees and agents. Nothing in this agreement or other arrangements for which it is made shall constitute CBI, or anyone furnished or used by CBI in the performance of the services, as employee, joint venture, partner, or servant of Sponsor.

Section 11.
INSURANCE

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       5.

CBI shall secure and maintain in full force and effect throughout the performance of the Program policies of insurance for (a) Workmen's Compensation,
(b) General Liability, (c) Automobile Liability, and (d) Product Liability having policy limits, deductibles and other terms appropriate to the conduct of CBI's business in CBI's sole and exclusive judgment. Certificates evidencing such insurance will be made available for examination upon request of the Sponsor.

Section 12
DEFAULT
If CBI is in default of its material obligations under this Agreement, then Sponsor shall promptly notify CBI in writing of any such default. CBI shall have a period of 45 days from the date of receipt of such notice within which to cure such default; provided that if such default renders the Program invalid, then
              ---------
CBI, shall, at its option, either ( 1 ) repeat the Program at its cost within a time period mutually agreed to by it and Sponsor or (2) refund the contract price paid by Sponsor. If CBI shall fail to cure such default within the specified cure period or repeat the Program, as the case may be, then this Agreement shall, at Sponsor's option, immediately terminate. In the event of such termination, Sponsor's sole remedy shall be, in the case where such default has not rendered the Program invalid, a reduction in the total contract price for the Program in an amount equal to the difference between (1) the total contract price for the Program and (2) the value of the work properly performed, and, in the case where such default does render the Program invalid, a refund of the contract price; provided however that under no circumstances shall CBI be liable to Sponsor in an amount that, in aggregate exceeds, the contract price paid for such Program. UNDER NO CIRCUMSTANCES SHALL SPONSOR BE ENTITLED TO INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING IN CONNECTION WITH SUCH DEFAULT OR BREACH OF CBI'S OBLIGATIONS UNDER THIS AGREEMENT, THE SCOPE OR ANY DOCUMENTS OR ATTACHMENTS RELATED THERETO.

Section 13.
DISPUTE RESOLUTION
In the event any dispute shall arise between the Sponsor and CBI with respect to any of the terms and conditions of this Agreement or the Protocol; then senior executives of the Sponsor and CBI shall meet as promptly as practicable after notice of such dispute to resolve in good faith such dispute. In the event the parties are unable, despite their good faith efforts, to resolve such dispute within 30 days after notice of such dispute to their mutual satisfaction, then such dispute shall be promptly after such 30 day period submitted to non-binding mediation. The timing, venue, and method of the non-binding mediation, and the type and identity of the mediator shall be acceptable to both the Sponsor and CBI. The

                                       6.

Sponsor and CBI shall share equally the costs of the mediation. If the Sponsor and CBI are unable, despite their good faith efforts, to agree on a mediator and the aspects of the non-binding mediation process specified above within 45 days after the senior executives, as applicable, have unsuccessfully terminated their discussions or if either party disagrees with the mediator's decision, in the case where the dispute is submitted to non-binding mediation, then the Sponsor and CBI shall be entitled to exercise and enforce all of their rights and remedies, both in law and in equity, with respect to such dispute.

Section 14.
INDEMNIFICATION
a) CBI shall hold harmless, defend and indemnify Sponsor and its parent company, affiliates, subsidiaries, and their respective directors, officers, employees, and agents from and against any and all third party claims, proceedings, damages and losses, including reasonable attorney fees and court costs, (collectively, "Claims") arising out of: (a) the negligence or intentional misconduct of CBI, or, (b) any breach of this Agreement by CBI.

b) Sponsor shall hold harmless, defend and indemnify CBI and its parent company, affiliates, subsidiaries, and their respective directors, officers, employees, and agents from and against any and all Claims arising out of:
    (a) the negligence or intentional misconduct of Sponsor, (b) any breach of this Agreement by Sponsor, or (c) CBI's involvement with the Program, or the harmful or otherwise unsafe effects of the Product, the intermediates in the process, or the Materials supplied by Sponsor that are not commercially available.

Section 15
REPRESENTATION
Sponsor hereby represents to CBI that to the best of its knowledge Sponsor has valid licenses to the raw material, expression systems, process patents and the Product and that CBI's performance of the Program will not violate or infringe on the patents, trademarks, tradenames, servicemarks or copyrights of any other party.

Section 16
FORCE MAJEURE
Either party shall be excused from performing its obligations under this Agreement if its performance is delayed or prevented by any event beyond such party's reasonable control, including, but not limited to, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, government action, or power failure, provided that such performance shall be excused only to the extent of and during such disability. Any time specified for completion of performance in the Scope falling due during or subsequent to the occurrence of

                                       7.

any or such events shall be automatically extended for a period of time to recover from such disability. CBI will promptly notify Sponsor if, by reason of any of the events referred to herein, CBI is unable to meet any such time for performance specified in the Scope. If any part of the Program is invalid as a result of such disability, CBI will, upon written request from Sponsor, but at Sponsor's sole cost and expense, repeat that part of the Program affected by the disability.

Section 17.
ALLOCATION OF RESOURCES
If delays in the agreed commencement or performance of the Program occur because of the Sponsor's inability to supply CBI with the Materials or any information required to begin or perform the Program within 30 days of such agreed time, CBI may reallocate resources being held for performance of the Program without incurring liability to Sponsor.

Section 18.
USE OF NAMES
Neither party shall use the name of the other party or the names of the employees of the other party in any advertising or sales promotional material or in any publication without prior written permission of such party.

Section 19.
TERMINATION BY SPONSOR
a) Sponsor may at any time terminate the Program prior to completion by giving written notice to CBI. In such event CBI shall immediately comply with such notice to terminate work on the Program and use its best efforts to reduce cost to Sponsor, and Sponsor shall pay CBI upon receipt of CBI's invoice all of its costs incurred or irrevocably obligated, plus, as liquidated damages and not as a penalty, a pro rata portion of applicable profit for the Program as of the date of termination. The amount of such profit and the basis for the computation thereof shall be specified in a certificate signed by the Chief Financial Officer of CBI.

b) The termination of this Agreement for any reason shall not relieve either party of its obligation to the other for obligations in respect of (i) confidentiality of information, (ii) consents for advertising purposes and publications, (iii) indemnification and, (iv) compensation for services performed.

Section 20.
ASSIGNMENT
a) This Agreement shall not be assigned in whole or in part by either party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Any attempt to assign this Agreement without such consent shall be void and of no effect.

b) Notwithstanding anything in paragraph a. of this Section 20 to the contrary, with the approval of the Sponsor, certain tasks specified in the Scope may be subcontracted by CBI.

                                       8.

Section 21.
NOTICE
All notices to be given as required in the Agreement shall be in writing and shall be delivered personally, sent by telecopies, or mailed either by a reputable overnight carrier or first class mail, postage prepaid to the parties at the addresses set forth above or such other addresses as the parties may designate in writing. Such notice shall be effective on the date sent, if delivered personally or sent by telecopier, the date after delivery if sent by overnight carrier and on the date received if mailed first class.

Section 22.
CHOICE OF LAW
This Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina.

Section 23.
WAIVER/SEVERABILITY
No waiver of any provision of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of any such provision, or of any other provision or condition of this Agreement. If any provisions hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions of this Agreement shall not be effected thereby.

Section 24.
ENTIRE AGREEMENT; MODIFICATION/COUNTERPARTS
This instrument and the Scope set forth the entire Agreement between the parties hereto with respect to the performance of the Program by CBI for Sponsor and as such, supersedes all prior and contemporaneous negotiations, agreements, representations, understandings, and commitments with respect thereto and shall take precedence over all terms, conditions and provisions on any purchase order form or form of order acknowledgment or other document purporting to address the same subject matter. This Agreement shall not be waived, released, discharged, changed or modified in any manner except by an instrument signed by the duly authorized officers of each of the partied hereto, which instrument shall make specific reference to this Agreement and shall express the plan or intention to modify same. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                                       9.

This Agreement becomes effective and binding on both parties on and as of the last date that the parties hereto have executed this Agreement. Should terms contained herein be at variance with the terms and conditions specified in Sponsor's written acceptance, then the terms and conditions contained herein take precedence.

Sensus Corporation

         /s/ William F. Bennett               /s/ Chris Kuebler
By:  _____________________________   By:  _____________________________

           William F. Bennett                  Chris Kuebler
Name: ____________________________   Name: ____________________________

          Sr. VP Manufacturing                   Chairman
Title:   _________________________   Title:   _________________________

            20 Sept. 96                          9-19-86
Date:   __________________________   Date:   _________________________


                                      10.

                                 ATTACHMENT A

                  TO MANUFACTURING SERVICES AGREEMENT BETWEEN
                CORNING BIO AND SENSUS DATED 17 SEPTEMBER 1996*

[*]

*Terms not defined herein shall have the meaning set forth in the Manufacturing Services Agreement.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      3.

5)  ENGINEERING
    -----------

The goal of engineering is to transfer laboratory scale processes to manufacturing in an economical and properly scaled fashion.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      4.

B.   BENCHMARKS

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      5.

D.)  INFORMATION TRANSFER:
     ---------------------

It is Corning Bio's intent to update and transfer pertinent data to Sensus at regular intervals. The intervals are to be determined by mutual agreement and will be implemented at the commencement of the Program. Written reports will be prepared in Corning Bio's standard format. Updates and data transfer can be accomplished by one or more of the following methods:

      Weekly phone calls
      Monthly Reports
      Quarterly reports
      Data Transfer Meetings

E.)   COMMENCEMENT OF THE PROJECT:
      ----------------------------

Development efforts will begin upon a mutually agreeable date. Tentatively, that date is November 1, 1996.

                                      16.

                                  ATTACHMENT B

                  TO MANUFACTURING SERVICES AGREEMENT BETWEEN
                CORNING BIO AND SENSUS DATED 17 SEPTEMBER 1996

                               PAYMENT SCHEDULE
                               ----------------

PAYMENTS AND INVOICES                 ESTIMATED DATE           PAYMENT
---------------------                 --------------           -------
[*]

*Monthly invoices will be issued on or about the first of each month and will cover activities and purchases through the 24th of the preceding month.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 ATTACHMENT C
                  TO MANUFACTURING SERVICES AGREEMENT BETWEEN
                CORNING BIO AND SENSUS DATED 17 SEPTEMBER 1996

                  ESTIMATE FOR CONSUMABLES FOR SENSUS PROGRAM
                  -------------------------------------------

                                 Estimated         Estimated
Area                            Total/month    Total for 6 months
----                            -----------    ------------------

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      18.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                AMENDMENT NO. 1
                                       TO
                        MANUFACTURING SERVICES AGREEMENT

   Amendment No. 1 dated as of July 3, 1997 (this "Amendment No. 1") between Covance Biotechnology Services Inc., (f/k/a Corning Bio Inc.), a Delaware corporation having its principal place of business at 6051 George Watts Hill Drive, P.O. Box 13865, Research Triangle Park, NC 27709-3865 ("CBSI") and Sensus Corporation, a Delaware corporation having its principal place of business at 98 San Jacinto Boulevard, Suite 430, Austin, TX 78701 ("Sponsor").

                                  WITNESSETH:

   WHEREAS, CBSI and Sponsor have entered into that certain Manufacturing Services Agreement dated September 17, 1996 (the "Agreement") wherein CBSI agreed to perform certain services for Sponsor in connection with the development of a manufacturing process for a material known as rhGHA, or B2036-PEG ("Product") in accordance with the Scope; (terms defined in the Agreement and not otherwise defined herein are used herein as defined therein); and

   WHEREAS, CBSI has progressed the development phase of the production process for Product as defined in the Scope and Sponsor now wishes to amend the Agreement whereby CBSI will undertake the production phase of the Program for Product in accordance with the terms of a new scope of work document (as defined below) and CBSI desires to amend the Agreement to provide said manufacturing services to Sponsor.

   NOW, THEREFORE, for good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties agree to as follows:

   1. SCOPE OF WORK. A detailed scope of work document for the production of Product (the "Revised Scope") prepared by the parties is attached to this Amendment No. 1. CBSI will perform the services set forth in the Revised Scope in accordance with the terms and conditions of the Agreement. Except as expressly modified herein, all terms and conditions of the Agreement will remain in full force and affect.

   2. AMENDMENT TO SECTION 6 OF THE AGREEMENT. Section 6 of the Agreement is hereby amended to append subparagraph d) to Section 6 as follows:

       d) The Revised Scope attached to this Amendment No. 1 outlines the activities that will be performed during the manufacturing phase of the Sponsor's development program for the Product. The Revised Scope also contains the prices and Payment Schedule associated with performing the activities outlined in the Revised Scope. CBSI will invoice Sponsor after achieving the milestones listed in the Payment Schedule. The amount of the invoices will

                                      1.

       equal the payment associated with the corresponding milestone. The estimated dates in the Payment Schedule are provided for planning purposes; invoices will be sent after actually achieving milestones. Payment is due 30 days after Sponsor's receipt of the invoice. Late payments are subject to an interest charge of one and one-half percent (1 1/2%) per month. Any payments greater than 90 days past due constitute a breach of this Agreement.

   3. AMENDMENT TO SECTION 14 OF THE AGREEMENT. Section 14 of the Agreement is hereby amended in full to read as follows:

   SECTION 14.
   INDEMNIFICATION

       (A) CBSI shall indemnify Sponsor and its affiliates and their respective officers, directors, agents, and employees from any loss, cost, damage or expense (a "Loss") from any lawsuit, action, claim, demand, assessment or proceeding (a "Claim") for personal injury to Program participants or personal injury to any employee or agent of Sponsor or property damage arising or occurring during the conduct of the Program as a result of CBSI's negligence, gross negligence or intentional misconduct or inaction; provided that if such Loss or Claim arises in whole or in part
                 --------
       from Sponsor's negligence, gross negligence or intentional misconduct or inaction; or CBSI's violation, noncompliance, or nonperformance of any of the terms of this Agreement then the amount of the Loss that CBSI shall indemnify Sponsor for pursuant to this Section 14 shall be reduced by an amount in proportion to the percentage of Sponsor's responsibilities for such Loss determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the parties.

       (B) Sponsor shall indemnify CBSI and its affiliates and their respective officers, directors, employees and agents (the "CBSI Group") from any Claim or Loss arising from or related to (i) personal injury to a participant in the Program or personal injury to any employee of the CBSI Group directly caused by the Material, Product, intermediates or the Program, (ii) the harmful or otherwise unsafe effect of the Materials or Product, including, without limitation, a Claim based upon Sponsor or any other person's use, consumption, sale, distribution or marketing of any substance, including the Material or the Product, (iii) the negligence, gross negligence or intentional misconduct or inaction of Sponsor in the performance of its obligations under this Agreement or Scope related to the Program, or (iv) the Sponsor's violation, non-compliance or non-performance of any of the terms of this Agreement or the Sponsor's breach of any representation made herein, or (v) any violation or infringement of any third party's intellectual property rights including, without limitation, any patent, copyright, trademark, trade secret, license or other property

                                      2.

          right; provided that if such Loss or Claim (other than a Loss or Claim
                 --------
          described in clause (ii) hereof) arises in whole or in part from CBSI's negligence, gross negligence or intentional misconduct or inaction or, with respect to a Loss or Claim described in clause (v) hereof, from any violation or infringement of any third party's intellectual property rights arising from CBSI's use of any expression system or process developed by CBSI under this Agreement to make, create, or produce the Product (except to the extent that Sponsor is a contributory infringer) or CBSI's violation, noncompliance, or nonperformance of any of the terms of this Agreement, then the amount of such Loss that Sponsor shall indemnify the CBSI Group for pursuant to this Section 14 shall be reduced by an amount in proportion to the percentage of CBSI's responsibilities for such Loss as determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the parties. Sponsor shall not indemnify the CBSI Group from any Loss from any claim described in clause (ii) hereof arising solely from the gross negligence, recklessness, or willful misconduct or inaction of CBSI.

          (C) Upon receipt of notice of any Claim which may give rise to a right of indemnity from the other party hereto, the party seeking indemnification (the "Indemnified Party") shall give written notice thereof to the other party, (the "Indemnifying Party") with a Claim for indemnity. Such Claim for indemnity shall indicate the nature of the Claim and the basis therefore. Promptly after a claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at its option and expense, to assume the complete defense of such Claim, provided that (i) the
                                                     --------
          Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense, (ii) the Indemnifying Party will conduct the defense of any such Claim with due regard for the business interests and potential related liabilities of the Indemnified Party and (iii) the Indemnifying Party will, prior to making any settlement, consult with the Indemnified Party as to the terms of such settlement. The Indemnified Party shall have the right, at its election, to release and hold harmless the Indemnifying Party from its obligations hereunder with respect to such Claim and assume the complete defense of the same in return for payment by the Indemnifying Party to the Indemnified Party of the amount of the Indemnifying Party's settlement offer. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include, and an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. After notice to the Indemnified Party of the Indemnifying Party's election to assume the defense of such Claim, the Indemnifying Party shall be liable to the Indemnified Party for such legal or other expenses subsequently

                                      3.

          incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense at the Indemnifying Party's own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.

      4. AMENDMENT TO SECTION 15 OF THE AGREEMENT. Section 15 of the Agreement is hereby amended in full to read as follows:

      SECTION 15.
      REPRESENTATION

      The Sponsor hereby represents and warrants that CBSI's performance of its obligations under this Agreement, including, without limitation, the making, production or creation of the Product or the use of the Materials and the expression systems and processes used to make, create or produce the Product, does not violate or infringe on the issued patents, trademarks, tradenames, servicemarks or copyrights or other intellectual property rights of any other party; provided that the foregoing shall not
                                          --------
      apply to the extent that any such expression systems or process used to make, create or produce the Product were developed by CBSI.

      5. AMENDMENT. No amendments or modifications to this Amendment No. 1 and no further amendments or modifications the Agreement may be made without the written agreement of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment No. 1 to be executed by their respective officers or other representatives hereunder duly authorized as of the date first written above.

COVANCE BIOTECHNOLOGY SERVICES, INC.  SENSUS CORPORATION

     /s/ Christopher A Kuebler             /s/ William F. Bennett
By:_______________________________    By:_______________________________

       Christopher A Kuebler                  William F. Bennett
Name:_____________________________    Name:_____________________________

        Chairman                               Sr. V.P.
Title:____________________________    Title:____________________________

           7/3/97                              3 July 97
Date:_____________________________    Date:_____________________________



                                      4.

                           REVISED SCOPE OF WORK FOR
                              AMENDMENT NO. 1 TO
                       MANUFACTURING SERVICES AGREEMENT
                            WITH SENSUS CORPORATION
                   (CONTAINING PRICES AND PAYMENT SCHEDULE)


SCOPE CONTENTS
                                                       Section    Page

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

                          OVERALL PROGRAM OBJECTIVES

OBJECTIVES

[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.
                                      2.

                                  SECTION 1.
     [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      3.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      4.

                                      [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      5.

                                   SECTION 2.

                  TECHNOLOGY TRANSFER/PREPRODUCTION ACTIVITIES

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      6.

                  TECHNOLOGY TRANSFER/PREPRODUCTION ACTIVITIES

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      7.

                                   SECTION 3.

     [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      7.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      9.

                                      [*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      10.

                                   SECTION 4.

               CGMP PRODUCTION FOR PHASE III CLINICAL TRIALS AND
                     ESTABLISHMENT OF A REFERENCE STANDARD

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      11.

               CGMP PRODUCTION FOR PHASE III CLINICAL TRIALS AND
                     ESTABLISHMENT OF A REFERENCE STANDARD

[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      12.

                                   SECTION 5.

                     FORMULATION AND FILL/FINISH ACTIVITIES

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      13.

                     FORMULATION AND FILL/FINISH ACTIVITIES

                                      [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      14.

                                  SECTION 6.

                          REGULATORY SUPPORT SERVICES


[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      15.

REGULATORY SUPPORT

                                      [*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      16.

                                   SECTION 7

                                      [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      17.

                                      [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      18.

                                  SECTION 8.


[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      19.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      20.

STABILITY STUDIES

                                 ESTIMATES FOR
                           KEY MILESTONES AND PRICE

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      21.

                                  SECTION 9.

                                 PRICE SUMMARY

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      22.

                               PAYMENT SCHEDULE

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      23.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                AMENDMENT NO. 2
                                      TO
                       MANUFACTURING SERVICES AGREEMENT

   Amendment No. 2 dated as of October 3, 1997 (this "Amendment No. 2") between Covance Biotechnology Services Inc., (f/k/a Corning Bio Inc.), a Delaware corporation having its principal place of business at 6051 George Watts Hill Drive, P.O. Box 13865, Research Triangle Park, NC 27709-3865 ("CBSI") and Sensus Corporation, a Delaware corporation having its principal place of business at 98 San Jacinto Boulevard, Suite 430, Austin, TX 78701 ("Sponsor").

                                  WITNESSETH:

   WHEREAS, CBSI and Sponsor have entered into that certain Manufacturing Services Agreement dated September 17, 1996 (the "Agreement") wherein CBSI agreed to perform certain services for Sponsor in connection with the development of a process for a material known as rhGHA, or B2036-PEG ("Product") in accordance with the Scope; (terms defined in the Agreement and not otherwise defined herein are used herein as defined therein); and

   WHEREAS, the Sponsor now wishes to amend the Agreement based upon certain development results whereby CBSI will undertake further development and refinement of the manufacturing process and analytical techniques related to the Product in accordance with the terms of a new scope of work (as defined below) and CBSI desires to amend the Agreement to provide said process development services to Sponsor.

   NOW, THEREFORE, for good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

   1. SCOPE OF WORK. A detailed scope of work document for the development activities related to the Product (the "Scope") prepared by the parties is attached to this Amendment No. 2. CBSI will perform the services as set forth in the Scope in accordance with the terms and conditions of the Agreement. Except as expressly modified herein, all terms and conditions of the Agreement will remain in full force and affect.

   2. AMENDMENT TO SECTION 6 OF THE AGREEMENT. Section 6 paragraphs a) and b) are revised as follows and now read:

   Section 6.
   COMPENSATION
      a) CBSI will invoice Sponsor on a monthly basis. Invoices will be based on
          [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

      b)   For any materials needed for the Program that  [*]

  3. AMENDMENT. No amendments or modifications to this Amendment No. 2 and no further amendments or modifications to the Agreement may be made without the written agreement of the parties hereto.

  IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment No. 2 to be executed by their respective officers or other representatives hereunder duly authorized, as of the date first above written.


COVANCE BIOTECHNOLOGY SERVICES INC.:         SENSUS CORPORATION:


By: /s/ V. Byran Lawlis                      By: /s/ William F. Bennett
   -----------------------------------          --------------------------------

Name: V. Bryan Lawlis                        Name: William F. Bennett
     ---------------------------------            ------------------------------

Title: President & CEO                       Title: Sr. V.P.
      --------------------------------             -----------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

                               SCOPE OF WORK FOR
                              AMENDMENT NO. 2 TO
                       MANUFACTURING SERVICES AGREEMENT
                            WITH SENSUS CORPORATION
                        (CONTAINING ESTIMATED PRICING)

SCOPE CONTENTS                                  SECTION   PAGE
--------------                                  -------   ----

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

                          OVERALL PROGRAM OBJECTIVES

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

                                   SECTION 1

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      3.

                                   SECTION 3

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      4.

                                   SECTION 5

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      5.

                                   SECTION 7

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      6.

                                   SECTION 9

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      7.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                AMENDMENT NO. 3
                                      TO
                       MANUFACTURING SERVICES AGREEMENT

Amendment No. 3 dated as of October 24, 1997 (this "Amendment No. 3") between Covance Biotechnology Services Inc., (f/k/a Corning Bio Inc.), a Delaware corporation having its principal place of business at 6051 George Watts Hill Drive, P.O. Box 13865, Research Triangle Park, NC 27709-3865 ("CBSI") and Sensus Corporation, a Delaware corporation having its principal place of business at 98 San Jacinto Boulevard, Suite 430, Austin, TX 78701 ("Sponsor").

                                  WITNESSETH:

     WHEREAS, CBSI and Sponsor have entered into that certain Manufacturing Services Agreement dated September 17, 1996 (the "Agreement") wherein CBSI agreed to perform certain services for Sponsor in connection with the development of a process for a material known as rhGHA, or B2036-PEG ("Product") in accordance with the Scope; (terms defined in the Agreement and not otherwise defined herein are used herein as defined therein); and

     WHEREAS, the Sponsor now wishes to amend the Agreement based upon certain manufacturing results whereby CBSI will undertake two additional manufacturing runs of the Product at the 1500-L scale in accordance with the terms of a new scope of work (as defined below) and CBSI desires to amend the Agreement to provide said manufacturing services to Sponsor.

     NOW, THEREFORE, for good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. SCOPE OF WORK. A detailed scope of work document for the manufacturing activities related to the Product (the "Scope") prepared by the parties is attached to this Amendment No. 3. CBSI will perform the services as set forth in the Scope in accordance with the terms and conditions of the Agreement. Except as expressly modified herein, all terms and conditions of the Agreement will remain in full force and affect.

2. AMENDMENT TO SECTION 6 OF THE AGREEMENT. Section 6 paragraphs a) and b) are revised as follows and now read:

     Section 6.
     COMPENSATION

          e) The activities specified in the scope attached to this Amendment No. 3 will be performed for [*]. The client will be invoiced approximately 30 days prior to shipment of the bulk product to the fill/finish subcontractor and payment is due prior to shipment of the bulk from Covance facilities.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

3. AMENDMENT. No amendments or modifications to this Amendment No. 3 and no further amendments or modifications to the Agreement may be made without the written agreement of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment No. 3 to be executed by their respective officers or other representatives hereunder duly authorized, as of the date first above written.

COVANCE BIOTECHNOLOGY                        SENSUS CORPORATION
SERVICES INC.

By: /s/ V. Bryan Lawlis                      By: /s/ William Bennett
   ----------------------------                 --------------------------------
Name: V. Bryan Lawlis                        Name: William Bennett
     --------------------------                   ------------------------------
Title: President & CEO                       Title: Sr. VP Mfg.
      -------------------------                    -----------------------------

--------------------------------------------------------------------------------

                                      2.

                       SCOPE OF WORK FOR AMENDMENT NO. 3
                      TO MANUFACTURING SERVICES AGREEMENT
                            WITH SENSUS CORPORATION

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          CHANGE ORDER TO AMENDMENT #3 (DATED 24 OCTOBER 1997) OF THE MANUFACTURING SERVICES AGREEMENT (DATED 17 SEPTEMBER 1996)

This Change Order to the Sensus Manufacturing Agreement will cover the activities associated with a fifth (5th) manufacturing run (runs #3 and 4 are covered in Amendment #3) to produce PEGylated human Growth Hormone Antagonist
(GHA). The activities are as follows:

[*]


The cost for the work described above is [*] excluding reimbursable materials and project incidentals as defined in the Agreement and subsequent Amendments and Scopes. This price does not include the costs for performing the fill/finish activities at the subcontractor or final vial QA/QC release activities. This price is based upon a significant discount of actual cost for one run.

Approved by:

 /s/ Kirk Hayenga    11/14/97          /s/ William F. Bennett, Ph.D. 20 Nov 97
_______________________________        _______________________________________
Kirk Hayenga                           William F. Bennett, Ph.D.
Program Director - Sensus              V.P. Research and Development
Covance Biotechnology Services         Sensus Corporation

 /s/ Charles T. White, Ph.D.   11/14/97
_______________________________________
Charles T. White, Ph.D.
V.P. Business Development
Covance Biotechnology Services

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                AMENDMENT NO. 4
                                      TO
                       MANUFACTURING SERVICES AGREEMENT

   Amendment No. 4 dated as of December 29, 1997 (this "Amendment No. 4") between Covance Biotechnology Services Inc., a Delaware corporation having its principal place of business at 6051 George Watts Hill Drive, P.O. Box 13865, Research Triangle Park, NC 27709-3865 ("CBSI") and Sensus Corporation, a Delaware corporation having its principal place of business at 98 San Jacinto Boulevard, Suite 430, Austin, TX 78701 ("Sponsor").

                                  WITNESSETH:
                                  -----------

   WHEREAS, CBSI and Sponsor have entered into that certain Manufacturing Services Agreement dated September 17, 1996 (the "Agreement") wherein CBSI agreed to perform certain services for Sponsor in connection with the development of a manufacturing process for a material known as rhGHA, or B2036-PEG ("Product") in accordance with the Scope; (terms defined in the Agreement and not otherwise defined herein are used herein as defined therein); and

   WHEREAS, CBSI has progressed the development phase of the production process for Product as defined in the Scope and Sponsor now wishes to amend the Agreement whereby CBSI will undertake additional manufacturing runs to generate additional Product in accordance with the terms of a new Scope of Work document (as defined below) and CBSI desires to amend the Agreement to provide said manufacturing services to Sponsor.

   NOW, THEREFORE, for good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties agree to as follows:

   1.  Scope of Work.  A Scope of Work document for the production of Product
       --------------
(the "Scope") prepared by the parties is attached to this Amendment No. 4. CBSI will perform the services set forth in the Scope in accordance with the terms and conditions of the Agreement. Except as expressly modified herein, all terms and conditions of the Agreement will remain in full force and effect.

   2.  Amendment to Section 6 of the Agreement.  Section 6 of the Agreement is
       ----------------------------------------
hereby amended as follows:

                                      1.

     Section 6.

     COMPENSATION
     ------------

          f) The activities specified in the scope attached to this Amendment No. 4 will be performed for [*]

     3.  Amendment.  No amendments or modifications to this Amendment No. 4
         ----------
and no further amendments or modifications to the Agreement may be made without the written agreement of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment No. 4 to be executed by their respective officers or other representatives hereunder duly authorized as of the date first written above.

COVANCE BIOTECHNOLOGY SERVICES INC.          SENSUS CORPORATION

By: /s/ Roy Dagnall                          By: /s/ William F. Bennett
   --------------------------------             ------------------------

Name: Roy Dagnall                            Name: William F. Bennett
     ------------------------------               ----------------------

Title: COO                                   Title: Sr. V.P.
      -----------------------------                ---------------------

Date: 12/30/97                               Date: 31 Dec 97
     ------------------------------               ----------------------

--------------------------------------------------------------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

                     SCOPE OF WORK FOR AMENDMENT NO. 4 TO
                     ------------------------------------
                       MANUFACTURING SERVICES AGREEMENT
                       --------------------------------
                            WITH SENSUS CORPORATION
                            -----------------------

BACKGROUND AND PROGRAM OBJECTIVES
---------------------------------

[*]


MANUFACTURING PROGRAM FOR AMENDMENT NO. 4
-----------------------------------------

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Filling is scheduled with the subcontractor on the following dates

          January 30, 1998
          February 27, 1998
          March 27, 1998
          Additional fill dates will be scheduled as needed.


PRICE
-----

THE PRICE FOR THIS PROGRAM IS [*] AND IS INCLUSIVE OF MATERIALS.

THE ABOVE PRICE DOES NOT INCLUDE THE FOLLOWING:  PROJECT INCIDENTALS AS DEFINED
                     ---
IN THE AGREEMENT, THE COSTS FOR PERFORMING THE FILL/FINISH ACTIVITIES AT THE SUBCONTRACTOR OR THE COSTS FOR FINAL VIAL QA/QC RELEASE ACTIVITIES. THESE ITEMS WILL BE INVOICED SEPARATELY.


COVANCE BIOTECHNOLOGY SERVICES  SENSUS CORPORATION

Initials: [INITIALS]             Initials: [INITIALS]
         -----------                      -----------
Date: 12/30/97                   Date: 31 Dec 97
     ---------------                  ---------------
-----------------------------------------------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         CHANGE ORDER NO. 1 TO AMENDMENT NO. 4 (DATED 29 DECEMBER 1997) OF THE MANUFACTURING SERVICES AGREEMENT (DATED 17 SEPTEMBER 1996)


     [*]



     Approved by:



      /s/ Kirk Hayenga  2/6/98                /s/ William F. Bennett, Ph.D.
     -------------------------               -------------------------------
     Kirk Hayenga                            William F. Bennett, Ph.D.
     Program Director - Sensus               Sr. V.P. Research and Manufacturing
     Covance Biotechnology Services          Sensus Corporation

      /s/ V. Bryan Lawlis
     ------------------------
     V. Bryan Lawlis
     President & CEO
     Covance Biotechnology Services

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      5.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                AMENDMENT NO. 5
                                      TO
                       MANUFACTURING SERVICES AGREEMENT

   Amendment No. 5 dated as of May 1, 1998 (this "Amendment No. 5") between Covance Biotechnology Services Inc., a Delaware corporation having its principal place of business at 6051 George Watts Hill Drive, P.O. Box 13865, Research Triangle Park, NC 27709-3865 ("CBSI") and Sensus Corporation, a Delaware corporation having its principal place of business at 98 San Jacinto Boulevard, Suite 430, Austin, TX 78701 ("Sponsor").

                                  WITNESSETH:

   WHEREAS, CBSI and Sponsor have entered into that certain Manufacturing Services Agreement dated September 17, 1996 (the "Agreement") wherein CBSI agreed to perform certain services for Sponsor in connection with the development of a manufacturing process for a material known as rhGHA, or B2036-PEG ("Product") in accordance with the Scope; (terms defined in the Agreement and not otherwise defined herein are used herein as defined therein); and

   WHEREAS, the Agreement and the Scope were amended according to the provisions of Amendment No. 1 dated July 3, 1997 to include initial production runs of the Product using Process 1 and were amended according to the provisions of Amendment No. 2 dated October 3, 1997 to provide for the development of a new manufacturing process ("Process 2") for the manufacture of the Product and were further amended according to Amendment No. 3 dated October 24, 1997 and Amendment No. 4 dated December 29, 1997, to provide for and additional production runs of the Product utilizing Process 1; and

   WHEREAS, Sponsor now wishes to amend the Agreement and Scope whereby CBSI will perform manufacturing runs to generate additional Product via Process 2 in accordance with the terms of a new Scope of Work document (as defined below) and CBSI and Sponsor desire to amend the Agreement to provide said manufacturing and services.

   NOW, THEREFORE, for good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties agree to as follows:

   1. SCOPE OF WORK. A Scope of Work document for the manufacture of Product (the "Scope") prepared by the parties and dated May 1, 1998 is attached to this Amendment No. 5 and incorporated herein by reference. CBSI will perform the services set forth in the Scope in accordance with the terms and conditions of the Agreement. Except as expressly modified herein, all terms and conditions of the Agreement will remain in full force and effect.

                                      1.

     2. AMENDMENT TO SECTION 6 OF THE AGREEMENT. Section 6 of the Agreement is hereby amended to add Section 6 paragraph g) as follows:

     Section 6.

     COMPENSATION

     g) The activities specified in the scope attached to this Amendment No. 5 will be performed for the prices detailed in each section of the Scope and summarized in the Scope, Section 7. CBSI will invoice Sponsor upon completion of a priced unit of activity, such as completion of a lot of frozen cell paste or completion of a lot of prePEGylated bulk, but not more frequently than monthly. Payments are due 30 days from the date of invoice. [*] Subcontractor charges, such as for cell line testing, will be invoiced in the month that CBSI is invoiced by the subcontractor. Late payments are subject to an interest charge of one percent (1%) per month.

     3. CHANGE ORDERS. The Agreement is hereby amended to incorporate an additional section, Section 25, as follows:

     Section 25.

     CHANGE ORDERS

     a) The estimated budget for the Program specified in the Scope and the individual budget components and time estimates specified in the Scope are subject to a number of general and program specific assumptions. The program specific assumptions relate to the Program design and objectives, manpower requirements, timing, capital expenditure requirements, if any, and other matters relating to the completion of the Program as set forth in the Scope (the "Program Assumptions"). CBSI also assumes that the Sponsor will cooperate and perform its obligations under the Agreement and Scope in a timely manner, that no event outside the control of CBSI will occur, including, without limitation, the events described in Section 16, Force Majeure, and that there are no changes to any applicable laws, rules or regulations which effect the Program (the foregoing assumptions together with the Program Assumptions, collectively, the "Assumptions"). In the event that any of the Assumptions require modification or the Program objectives cannot be achieved based on the Assumptions (each being, a "Modification") then the Scope may be amended as provided in paragraph b) of this
         Section 25.

     b) In the event a Modification is identified by the Sponsor or by CBSI, the identifying party shall notify the other party as soon as is reasonably possible. CBSI shall provide Sponsor with a Change Order containing an estimate of the required Modifications to the Program budget and timeline specified in the Scope within 20 business days of receiving such notice. Sponsor shall use best efforts to respond in writing to such Change Order promptly. If Sponsor

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

          does not approve such Change Order and has not terminated the Program but wants the Program to be modified to take into account the Modification, then Sponsor and CBSI shall use best efforts to agree on a Change Order that is mutually acceptable. If practicable, CBSI shall continue work on the Program during any such negotiations, but shall not commence work with respect to the Change Order unless authorized in writing.

     4. AMENDMENT. No amendments or modifications to this Amendment No. 5 and no further amendments or modifications to the Agreement may be made without the written agreement of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment No. 5 to be executed by their respective officers or other representatives hereunder duly authorized as of the date first written above.

COVANCE BIOTECHNOLOGY SERVICES INC.         SENSUS CORPORATION

By: /s/ V. Bryan Lawlis                     By: /s/ William F. Bennett
   --------------------------------------      --------------------------------
Name: V. Bryan Lawlis                       Name: William F. Bennett
     ------------------------------------        ------------------------------
Title: President & CEO                      Title: Sr. VP
      -----------------------------------         -----------------------------
Date: 5/11/98                               Date: 13 May 98
     ------------------------------------        ------------------------------

                                      3.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

                      SCOPE OF WORK FOR AMENDMENTS NO. 5

                      TO MANUFACTURING SERVICES AGREEMENT

                            WITH SENSUS CORPORATION

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

SECTION 1:  TECHNOLOGY TRANSFER

[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      2.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

SECTION 2:  PERFORMANCE OF SHAKEDOWN RUNS

[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      3.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

SECTION 3:  PROCESS 2 PRODUCTION RUNS

        [*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      4.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      5.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

        [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      6.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

SECTION 4:  FILL FINISH ACTIVITIES

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      7.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

SECTION 5:  QA AND QC TESTING AND FINAL RELEASE ACTIVITIES

Covance will utilize QA and QC resources as necessary to support production and release PEGylated rhGHA:

        [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      8.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

SECTION 6:  VALIDATION/QUALIFICATION ACTIVITIES

A proposal for validation activities leading to NDA filing is being prepared and will be forwarded to Sensus, however, there is a certain amount of validation/qualification that needs to be performed for the upcoming Process 2 campaign.

The objectives for the limited process validation/qualification for Process 2 are:

[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      9.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

SECTION 7:  PRICE AND PAYMENT SCHEDULES

                              Overall Scope Price

[*]

[*]

[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      10.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

                         ANTICIPATED INVOICE SCHEDULE
                         ----------------------------

                                     [ * ]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      11.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

REPLACEMENT LOTS AND MANUFACTURING SUCCESS RATES

        [*]

COVANCE BIOTECHNOLOGY SERVICES                    SENSUS CORPORATION

Initials: [INITIALS]                              Initials: [INITIALS]
         -----------                                       -----------

Date:  5-11-98                                     Date: 13 May 98
     ---------------                                     ---------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      12.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

                                 ATTACHMENT TO
                       SCOPE OF WORK FOR AMENDMENT NO. 5

                                TESTING SUMMARY

[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      13.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

[*]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      14.

                                                                    SENSUS SCOPE
                                                                 Amendment No. 5

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      15.